UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2013

Oro East Mining, Inc.
 (Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53136
(Commission File Number)

26-2012582
 (IRS Employer Identification No.)

7817 Oakport Street, Suite 205, Oakland, California 94621
 (Address of principal executive offices) (Zip Code)

(510) 638-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Pursuant to a Stock Redemption Agreement dated May 13, 2013, by and between Oro East Mining, Inc., a Delaware corporation (the “Company”), and Accelerated Venture Partners, LLC (“AVP”), the Company redeemed from AVP 1,500,000 shares of common stock of the Company for an aggregate redemption price of $150.00.  AVP is still a holder of 1,500,000 shares of common stock of the Company immediately following the redemption.  The Company plans to cancel and return the 1,500,000 shares redeemed from AVP to the authorized stock of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Stock Redemption Agreement dated May 13, 2013, by and between the Registrant and Accelerated Venture Partners, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oro East Mining, Inc.
(Registrant)

Date:  May 16, 2013                                                                              By:  /s/ Tian Qing Chen
 Name:  Tian Qing Chen
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Stock Redemption Agreement dated May 13, 2013, by and between the Registrant and Accelerated Venture Partners, LLC